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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in this Registration Statement on Form S-8 of chinadotcom corporation of our report dated April 28, 2004, with respect to the consolidated financial statements of chinadotcom corporation included in its Annual Report (Form 20-F/A) for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

     /s/Ernst & Young
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Ernst & Young
Hong Kong
August 23, 2004